UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-05502

                                                                           Comstock Funds, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center
                                                                           Rye, New York  10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
                                                                                                       Rye, New York  10580-1422
 (Name and address of agent for service)

registrant's telephone number, including area code:   1-800-422-3554

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Comstock
Capital
Value
Fund

ANNUAL REPORT
APRIL 30, 2010

Comstock Capital Value Fund

Annual Report
April 30, 2010

To Our Shareholders,

Enclosed are the audited financial statements and the investment portfolio as of April 30, 2010 with a description of factors that affected the performance during the past year. In addition to the Performance Discussion below that outlines the relevant market conditions and investment strategies used by the portfolio manager, we also sent you further general comments from the portfolio manager regarding the Comstock Capital Value Fund (the “Fund”). Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Performance Discussion

For the fiscal year ended April 30, 2010, the Fund’s Class A Shares declined 34.08%, compared with a rise of 38.82% in the Standard & Poor’s (“S&P”) 500 Index. The Fund’s performance was mainly due to its holdings of S&P 500 puts, shorts in S&P futures, and shorts on common stocks.

In the view of the portfolio managers, the stock market is in a secular (long-term) downtrend that began in early 2000 and still has some time to go. The collapse in the dot.com bubble (2000–2003) gave way to the historical housing bubble that collapsed in 2007 and 2008, leaving the U.S. and the world awash in enormous debt, huge overcapacity, and overvalued markets. The deleveraging of this debt and its negative consequences for the economy will create serious headwinds for the stock market for a long time to come. In this context, it is noted that the S&P 500 is now substantially below the peak level reached over ten years ago.

During the year, the portfolio managers believed that the huge overhang of debt, the lack of readily available credit, the negative situation in the housing industry, and the need for consumers to increase their savings rate would inhibit any sustainable recovery in the economy. However, the unprecedented massive monetary and fiscal stimulus led to a statistical economic recovery that resulted in a sharp stock market rally over most of the year.

Our portfolio managers believe that the recovery was spurred mainly by large amounts of government transfer payments to consumers and a diminution of the inventory drawdown. Now the effects of the stimulus are winding down and inventories will be less of a positive in the coming period while housing is weakening and credit remains tight. The economic recovery therefore appears unsustainable as the deleveraging process resumes. It is the portfolio managers’ view that this deleveraging process will take many years and will be accompanied by slow growth, numerous recessions, and financial turmoil.

The Fund’s performance for the year ended April 30, 2010 was due to positioning the Fund to benefit from the secular bear market. This position caused the Fund to decline as the market resounded positively to the massive monetary and fiscal stimulus. Such rallies are not unusual in secular bear markets as illustrated by a number of strong rallies in the U.S. market during the 1930s and the Japanese market since 1989. The portfolio managers remain bearish on future market prospects and have positioned the Fund to benefit from a resumption of the downturn.

Since the Securities and Exchange Commission’s (“SEC”) portfolio turnover formula excludes from its denominator fixed income securities with maturities of less than one year and short sale activity, the Fund’s turnover rate for the current fiscal year appears very high, and can be misleading as to the actual fund activity. The Fund’s U.S. Treasury bills were a very high proportion of assets and had a maturity of less than one year, while the average month end dollar value of long positions (the denominator) was negligible because the long positions were held for a short time period over a single month end.

Sincerely yours,

Bruce N. Alpert
Chief Operating Officer
Gabelli Funds, LLC
June 15, 2010

Average Annual Total Returns
For the Periods Ended April 30, 2010† (Unaudited)

	Calendar	One	Five	Ten	Since Policy	Since Fund’s
Comstock Capital Value Fund	Year to Date	Year	Years	Years	Inception (a)	Inception (10/10/85)
Class AAA (COMVX)††	(9.21)%	(33.87)%	(4.91)%	(0.66)%	(2.89)%	(0.87)%
Class A (DRCVX)
Without sales charge	(9.21)	(34.08)	(4.94)	(0.67)	(2.90)	(0.87)
With sales charge (b)	(14.43)	(37.87)	(6.06)	(1.26)	(3.15)	(1.11)
Class B (DCVBX)
Without contingent deferred sales charge	(9.05)	(34.31)	(5.56)	(1.36)	(3.43)	(1.39)
With contingent deferred sales charge (c)	(12.69)	(36.94)	(5.92)	(1.36)	(3.43)	(1.39)
Class C (CPCCX)
Without contingent deferred sales charge	(9.52)	(34.48)	(5.60)	(1.38)	(3.43)	(1.38)
With contingent deferred sales charge (d)	(10.43)	(35.14)	(5.60)	(1.38)	(3.43)	(1.38)
Class R (CPCRX)	(9.17)	(33.76)	(4.61)	(0.43)	(2.72)	(0.71)
S&P 500 Index (e)	7.05	38.82	2.63	(0.19)	8.80	10.50 (f)

The expense ratios for Comstock Capital Value Fund Class AAA, A, B, C, and R Shares are 2.06%, 2.06%, 2.81%, 2.81%, and 1.81%, respectively. Class AAA and R Shares do not have a sales charge. The maximum sales charges for Class A, B, and C Shares are 5.75%, 4.00%, and 1.00%, respectively. Expense ratios include the cost of dividends paid on securities sold short of 0.32%, 0.32%, 0.34%, 0.32%, and 0.33%, for Share Classes AAA, A, B, C, and R, respectively.
(a)
On 4/28/87, Comstock Partners, Inc., the Comstock Capital Value Fund’s previous investment adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

(b)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC).The maximum CDSC for Class B Shares is 4% and is reduced to 0% after six years.
(d)	Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions made within one year of purchase.
(e)
The S&P 500 Index is an unmanaged broad based index comprised of common stocks. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.You cannot invest directly in an index.

(f)	Since 9/30/85, the date closest to the Fund’s inception date for which data is available.
†
Past performance does not guarantee future results. Investment returns and the principal value of an investment will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. The Comstock Capital Value Fund utilizes short selling and derivatives. Short selling of securities and use of derivatives pose special risks and may not be suitable for certain investors. Short selling is a sale of a borrowed security and losses are realized if the price of the security increases between the date the security is sold and the date the Fund replaces it. Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

††
The Class A Share net asset values (“NAVs”) per share are used to calculate performance for the periods prior to the issuance of Class AAA Shares on December 8, 2008. The actual performance of the Class AAA Shares would have been higher due to the sales charge associated with the Class A Shares.

Comstock Capital Value Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from November 1, 2009 through April 30, 2010                      Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended April 30, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	11/01/09	04/30/10	Ratio	Period*
Comstock Capital Value Fund
Actual Fund Return
Class AAA	$1,000.00	$834.70	1.84%	$8.37
Class A	$1,000.00	$831.30	1.91%	$8.67
Class B	$1,000.00	$834.00	2.36%	$10.73
Class C	$1,000.00	$829.70	2.58%	$11.70
Class R	$1,000.00	$832.00	1.69%	$7.68
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.67	1.84%	$9.20
Class A	$1,000.00	$1,015.32	1.91%	$9.54
Class B	$1,000.00	$1,013.09	2.36%	$11.78
Class C	$1,000.00	$1,012.00	2.58%	$12.87
Class R	$1,000.00	$1,016.41	1.69%	$8.45

*
Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total net assets as of April 30, 2010:

Long Positions	Percent

U.S. Government Obligations	94.4
Put Options Purchased	4.4
Other Assets and Liabilities (Net)	25.4

Short Positions
Financial Services	(8.2)
Retail	(3.0)
Real Estate Investment Trusts	(1.8)
Transportation	(1.3)
Business Services	(1.2)
Metals and Mining	(1.0)
Energy and Utilities	(1.0)
Electronics	(1.0)
Computer Software and Services	(0.9)
Exchange Traded Funds	(0.9)
Media	(0.8)
Diversified Industrial	(0.8)
Entertainment	(0.7)
Telecommunications	(0.3)
Futures Contracts	(1.3)
100.0

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended January 31, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with the Fund’s complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Comstock Capital Value Fund
Schedule of Investments — April 30, 2010

Principal			Market
Amount		Cost	Value
U.S. GOVERNMENT OBLIGATIONS — 94.4%
	U.S. Treasury Bills — 72.0%
$82,960,000	U.S. Treasury Bills,
	0.061% to 0.213%†,
	05/06/10 to 09/09/10 (a)(b)	$82,952,709	$82,952,806

	U.S. Treasury Cash Management Bills — 22.4%
25,860,000	U.S. Treasury Cash Management Bills,
	0.101% to 0.170%†,
	06/10/10 to 07/15/10	25,856,180	25,856,162

TOTAL U.S. GOVERNMENT OBLIGATIONS		108,808,889	108,808,968

Number of		Expiration Date/
Contracts		Exercise Price
PUT OPTIONS PURCHASED†† — 4.4%
250	S & P 500 Index	Jun. 10/900	46,250
220	S & P 500 Index	Jun. 10/925	48,400
130	S & P 500 Index	Jun. 10/975	42,900
60	S & P 500 Index	Jun. 10/950	11,100
100	S & P 500 Index	Sep. 10/950	120,000
400	S & P 500 Index	Sep. 10/975	600,000
280	S & P 500 Index	Dec. 10/1025	1,008,000
100	S & P 500 Index	Dec. 10/1000	310,000
135	S & P 500 Index	Dec. 10/950	319,950
300	S & P 500 Index	Dec. 10/1050	1,242,000
275	S & P 500 Index	Dec. 10/1075	1,298,000
TOTAL PUT OPTIONS PURCHASED (Cost $11,753,835)			5,046,600
TOTAL INVESTMENTS — 98.8% (Cost $120,562,724)			113,855,568
COMMON STOCKS SOLD SHORT — (22.9)%
(Proceeds received $24,240,011)			(26,326,450)
FUTURES CONTRACTS — SHORT POSITION — (1.3)%
(Unrealized depreciation)			(1,547,135)
Other Assets and Liabilities (Net) — 25.4%			29,254,544
NET ASSETS — 100.0%			$115,236,527

			Market
Shares		Proceeds	Value
COMMON STOCKS SOLD SHORT — (22.9)%
	Business Services — (1.2)%
18,000	Alliance Data Systems Corp.	$1,017,442	$1,351,080

	Computer Software and Services — (0.9)%
31,000	Adobe Systems Inc.	1,074,442	1,041,290

	Diversified Industrial — (0.8)%
26,000	Owens-Illinois, Inc.	775,609	921,440

	Electronics — (1.0)%
50,000	Synopsys Inc.	1,070,971	1,135,500

	Energy and Utilities — (1.0)%
26,000	National Oilwell Varco Inc.	1,086,519	1,144,780

	Entertainment — (0.7)%
25,000	Penn National Gaming Inc.	685,167	774,000

	Exchange Traded Funds — (0.9)%
25,000	iShares FTSE/Xinhua
	China 25 Index Fund	$959,463	$1,020,500

	Financial Services — (8.2)%
40,000	BB&T Corp.	993,339	1,329,600
25,000	Credit Suisse Group AG, ADR	1,132,046	1,142,500
19,000	Deutsche Bank AG	1,186,695	1,304,920
21,000	HSBC Holdings plc, ADR	1,121,209	1,068,690
22,000	Hudson City Bancorp Inc.	391,443	292,600
25,000	JPMorgan Chase & Co.	1,070,816	1,064,500
34,000	Morgan Stanley	1,051,688	1,027,480
7,000	The Goldman Sachs Group Inc.	1,066,481	1,016,400
38,000	Wells Fargo & Co.	1,070,127	1,258,180
		9,083,844	9,504,870

	Media — (0.8)%
29,000	The McGraw-Hill Companies Inc.	699,903	977,880

	Metals and Mining — (1.0)%
39,000	Southern Copper Corp	1,150,817	1,192,620

	Real Estate Investment Trusts — (1.8)%
30,000	Liberty Property Trust	865,625	1,014,300
32,000	Mack-Cali Realty Corp	988,816	1,099,520
		1,854,441	2,113,820

	Retail — (3.0)%
18,000	Advance Auto Parts Inc.	698,978	811,800
15,000	BJ’s Wholesale Club Inc.	484,191	574,200
20,000	Kohl’s Corp.	1,024,007	1,099,800
19,000	O’Reilly Automotive Inc.	697,392	928,910
		2,904,568	3,414,710
	Telecommunications — (0.3)%
24,000	Nokia Oyj, ADR	728,125	291,840
	Transportation — (1.3)%
31,000	Ryder System Inc.	1,148,700	1,442,120
TOTAL COMMON STOCKS SOLD SHORT		$24,240,011	$26,326,450

Number of			Unrealized
Contracts		Expiration Date	Depreciation
FUTURES CONTRACTS — SHORT POSITION — (1.3)%
820	S & P 500 Index Futures
	(E-Mini)	06/18/10	$(1,547,135)

(a)	At April 30, 2010, $12,000,000 of the principal amount was pledged as collateral for securities sold short. $24,240,011 of the proceeds from common stocks sold short was also pledged as collateral.
(b)	At April 30, 2010, $4,000,000 of the principal amount was pledged as collateral for futures contracts.
†	Represents annualized yield at date of purchase.
††	Non-income producing security.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Comstock Capital Value Fund
Statement of Assets and Liabilities
April 30, 2010

Assets:
Investments, at value (cost $120,562,724)	$113,855,568
Cash	3,428
Deposit at broker (including proceeds from securities sold short of $24,240,011)	26,526,278
Receivable for Fund shares sold	1,240,178
Variation margin receivable	903,230
Prepaid expenses	31,252
Total Assets	142,559,934
Liabilities:
Securities sold short, at value	26,326,450
Payable for Fund shares redeemed	677,083
Dividends payable on securities sold short	7,700
Payable for investment advisory fees	93,258
Payable for distribution fees	33,702
Payable for accounting fees	15,000
Other accrued expenses	170,214
Total Liabilities	27,323,407
Net Assets applicable to 56,281,306 shares outstanding	$115,236,527
Net Assets Consist of:
Paid-in capital	$208,453,016
Accumulated net realized loss on investments, securities sold short, and futures contracts	(82,875,759)
Net unrealized depreciation on investments	(6,707,156)
Net unrealized depreciation on securities sold short	(2,086,439)
Net unrealized depreciation on futures contracts	(1,547,135)
Net Assets	$115,236,527
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($961,638 ÷ 464,297 shares outstanding; 125,000,000 shares authorized)	$2.07
Class A:
Net Asset Value and redemption price per share ($97,270,284 ÷ 46,907,859 shares outstanding; 125,000,000 shares authorized)	$2.07
Maximum offering price per share (NAV ÷ .9425, based on maximum sales charge of 5.75% of the offering price)	$2.20
Class B:
Net Asset Value and offering price per share ($139,150 ÷ 69,303 shares outstanding; 125,000,000 shares authorized)	$2.01 (a)
Class C:
Net Asset Value and offering price per share ($16,569,285 ÷ 8,697,797 shares outstanding; 125,000,000 shares authorized)	$1.90 (a)
Class R:
Net Asset Value, offering, and redemption price per share ($296,170 ÷ 142,050 shares outstanding; 125,000,000 shares authorized)	$2.08

(a) Redemption price varies based on the length of time held.

Statement of Operations
For the Year Ended April 30, 2010

Investment Income:
Dividends	$4,868
Interest	34,819
Total Investment Income	39,687
Expenses:
Investment advisory fees	909,985
Distribution fees – Class AAA	1,514
Distribution fees – Class A	183,264
Distribution fees – Class B	2,105
Distribution fees – Class C	166,988
Dividend expense on securities sold short	288,263
Shareholder services fees	133,869
Registration expenses	74,612
Legal and audit fees	63,194
Directors’ fees	50,625
Accounting fees	45,000
Shareholder communications expenses	35,438
Custodian fees	14,542
Interest expense	152
Miscellaneous expenses	29,877
Total Expenses	1,999,428
Net Investment Loss	(1,959,741)
Net Realized and Unrealized Loss on Investments, Securities Sold Short, and
Futures Contracts:
Net realized loss on investments	(9,745,293)
Net realized loss on securities sold short	(6,835,772)
Net realized loss on futures contracts	(10,677,193)
Net realized loss on investments, securities sold short, and futures contracts	(27,258,258)
Net change in unrealized depreciation:
on investments	(3,373,408)
on securities sold short	(3,503,513)
on futures contracts	(40,835)
Net change in unrealized depreciation on investments, securities sold short, and futures contracts	(6,917,756)
Net Realized and Unrealized Loss on Investments, Securities Sold Short, and Futures Contracts	(34,176,014)
Net Decrease in Net Assets Resulting from Operations	$(36,135,755)

See accompanying notes to financial statements.

Comstock Capital Value Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	April 30, 2010	April 30, 2009

Operations:
Net investment loss	$(1,959,741)	$(1,014,456)
Net realized gain/(loss) on investments, securities sold short, and futures contracts	(27,258,258)	23,578,722
Net change in unrealized depreciation on investments, securities sold short, and futures contracts	(6,917,756)	(4,591,576)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(36,135,755)	17,972,690

Distributions to Shareholders:
Net investment income
Class AAA	—	(31)
Class A	—	(106,289)
Class R	—	(339)
Total Distributions to Shareholders	—	(106,659)

Capital Stock Transactions:
Proceeds from shares sold
Class AAA	789,184	591,574
Class A	157,714,316	83,853,181
Class B	26,289	74,857
Class C	18,637,035	14,527,137
Class R	367,136	177,888
	177,533,960	99,224,637

Proceeds from reinvestment of distributions
Class AAA	—	31
Class A	—	80,402
Class R	—	339
	—	80,772

Cost of shares redeemed
Class AAA	(131,195)	(3,622)
Class A	(89,776,896)	(68,006,036)
Class B	(195,709)	(1,011,333)
Class C	(11,265,561)	(14,434,616)
Class R	(150,328)	(62,813)
	(101,519,689)	(83,518,420)
Net Increase in Net Assets from Capital Stock Transactions	76,014,271	15,786,989
Redemption Fees	1,319	1,463
Net Increase in Net Assets	39,879,835	33,654,483

Net Assets:
Beginning of period	75,356,692	41,702,209
End of period (including undistributed net investment income of $0 and $0, respectively)	$115,236,527	$75,356,692

See accompanying notes to financial statements.

Comstock Capital Value Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

											Ratios to Average Net Assets/
		Income from Investment Operations			Distributions						Supplemental Data

			Net
	Net Asset	Net	Realized and	Total				Net Asset		Net Assets				Dividend
Period	Value,	Investment	Unrealized	from	Net			Value,		End of	Net			Expense on	Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Total	Redemption	End of	Total	Period	Investment		Operating	Securities	Turnover
April 30	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	Income (Loss)		Expenses(c)	Sold Short	Rate
Class AAA
2010	$3.13	$(0.05)	$(1.01)	$(1.06)	—	—	$0.00	$2.07	(33.87)%	$962	(2.00)%		2.06%	0.32%	1,239%
2009(d)	3.34	(0.03)	(0.17)	(0.20)	$(0.01)	$(0.01)	0.00	3.13	(5.96)	556	(2.11	)(e)	2.22 (e)	0.65 (e)	440
Class A
2010	$3.14	$(0.05)	$(1.02)	$(1.07)	—	—	$0.00	$2.07	(34.08)%	$97,271	(2.02)%		2.06%	0.32%	1,239%
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.31	58,112	(1.45)		2.22	0.32	440
2008	2.12	0.05	0.07	0.12	(0.06)	(0.06)	0.00	2.18	5.73	29,169	2.12		2.24	0.24	0
2007	2.33	0.09	(0.22)	(0.13)	(0.08)	(0.08)	0.00	2.12	(5.49)	28,841	3.73		1.92	0.13	0
2006	2.91	0.05	(0.58)	(0.53)	(0.05)	(0.05)	0.00	2.33	(18.35)	32,873	2.08		2.20	0.25	0
Class B
2010	$3.06	$(0.07)	$(0.98)	$(1.05)	—	—	$0.00	$2.01	(34.31)%	$139	(2.82)%		2.81%	0.34%	1,239%
2009	2.13	(0.05)	0.98	0.93	—	—	0.00	3.06	43.66	403	(1.84)		2.97	0.38	440
2008	2.08	0.03	0.06	0.09	$(0.04)	$(0.04)	0.00	2.13	4.36	926	1.48		2.99	0.24	0
2007	2.27	0.07	(0.20)	(0.13)	(0.06)	(0.06)	0.00	2.08	(5.79)	1,518	2.96		2.67	0.14	0
2006	2.84	0.03	(0.57)	(0.54)	(0.03)	(0.03)	0.00	2.27	(19.02)	2,371	1.28		2.96	0.25	0
Class C
2010	$2.90	$(0.06)	$(0.94)	$(1.00)	—	—	$0.00	$1.90	(34.48)%	$16,569	(2.76)%		2.81%	0.32%	1,239%
2009	2.02	(0.06)	0.94	0.88	—	—	0.00	2.90	43.56	16,138	(2.07)		2.97	0.35	440
2008	1.98	0.03	0.05	0.08	$(0.04)	$(0.04)	0.00	2.02	4.32	11,587	1.32		2.99	0.24	0
2007	2.18	0.06	(0.19)	(0.13)	(0.07)	(0.07)	0.00	1.98	(6.00)	10,671	3.01		2.67	0.13	0
2006	2.72	0.03	(0.54)	(0.51)	(0.03)	(0.03)	0.00	2.18	(18.74)	7,737	1.32		2.95	0.25	0
Class R
2010	$3.14	$(0.04)	$(1.02)	$(1.06)	—	—	$0.00	$2.08	(33.76)%	$296	(1.77)%		1.81%	0.33%	1,239%
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.56	148	(1.37)		1.97	0.31	440
2008	2.12	0.05	0.08	0.13	(0.07)	(0.07)	0.00	2.18	6.00	20	2.09		1.99	0.26	0
2007	2.33	0.09	(0.21)	(0.12)	(0.09)	(0.09)	0.00	2.12	(5.24)	5	3.89		1.64	0.16	0
2006	2.90	0.06	(0.58)	(0.52)	(0.05)	(0.05)	0.00	2.33	(17.90)	25	2.31		1.95	0.25	0

†	Total investment returns exclude the effects of sales loads and assume reinvestment of distributions. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)
The Fund incurred interest expense during the year ended April 30, 2008. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.23% (Class A), 2.98% (Class B and Class C), and 1.98% (Class R), respectively. For the years ended April 30, 2010, 2009, 2007, and 2006, the effect of interest expense was minimal.

(d)	For Class AAA Shares, from the commencement of offering these shares on December 8, 2008 through April 30, 2009.
(e)	Annualized.

See accompanying notes to financial statements.

Comstock Capital Value Fund
Notes to Financial Statements

1. Organization. The Comstock Funds, Inc. (the “Company”), formerly known as Comstock Partners Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income.

2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Comstock Capital Value Fund
Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of April 30, 2010 is as follows:
	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 4/30/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
U.S. Government Obligations	—	$108,808,968	$108,808,968
Put Options Purchased	—	5,046,600	5,046,600
TOTAL ASSETS	—	$113,855,568	$113,855,568

LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(26,326,450)	—	$(26,326,450)
TOTAL LIABILITIES	$(26,326,450)	—	$(26,326,450)

OTHER FINANCIAL INSTRUMENTS:
(Unrealized Depreciation): *
EQUITY CONTRACTS:
Futures Contracts Sold (b)	$(1,547,135)	—	$(1,547,135)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(1,547,135)	—	$(1,547,135)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
(b)
Represents cumulative unrealized depreciation of futures contracts as reported in the Notes to the Schedule of Investments. Only current day variation margin is reported with the Fund’s Statement of Assets and Liabilities.

*
Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

There were no Level 3 investments held at April 30, 2010 or April 30, 2009.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a

Comstock Capital Value Fund
Notes to Financial Statements (Continued)

contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at April 30, 2010, if any, are not accounted for as hedging instruments under GAAP.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. Put options purchased that were held at April 30, 2010 are presented within the Schedule of Investments.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

The Fund’s volume of activity in index put options purchased during the year ended April 30, 2010 had an average monthly cost amount of approximately $8,578,361.

As of April 30, 2010, the value of put options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within Investments, at value.

Comstock Capital Value Fund
Notes to Financial Statements (Continued)

For the year ended April 30, 2010, the effect of put options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Loss on Investments, Securities Sold Short, and Futures Contracts, within Net realized loss on investments and Net change in unrealized depreciation on investments.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and included in unrealized appreciation/depreciation on futures. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts that were held at April 30, 2010 are reflected within the Schedule of Investments.

The Fund’s volume of activity in index futures contracts sold during the year ended April 30, 2010 had an average monthly outstanding market value of approximately $35,124,631.

As of April 30, 2010, the value of futures contracts that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, Variation margin receivable.

For the year ended April 30, 2010, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Loss on Investments, Securities Sold Short, and Futures Contracts, Net realized loss on futures contracts and Net change in unrealized depreciation on futures contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended April 30, 2010, the Fund had no investments in forward foreign exchange contracts.

Comstock Capital Value Fund
Notes to Financial Statements (Continued)

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At April 30, 2010, there were no open repurchase agreements.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at April 30, 2010 are reported within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities would be included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Comstock Capital Value Fund
Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable.The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to the current federal funds rate plus 0.50% of the overdrawn amount. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the year ended April 30, 2010.

Distributions to Shareholders. Income and capital gain distributions to shareholders, if any, are made annually for the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to write-offs of net operating losses. These reclassifications have no impact on the NAV of the Fund. For the year ended April 30, 2010, reclassifications were made to decrease net investment loss by $1,959,741 and to decrease accumulated net realized loss on investments, securities sold short, and futures contracts by $360, with an offsetting adjustment to paid-in capital.

Comstock Capital Value Fund
Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended April 30, 2009 was as follows:
Year Ended
April 30, 2009
Distributions paid from:
Ordinary Income	$106,659
Total distributions paid	$106,659

No distributions were made during the year ended April 30, 2010.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At April 30, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $72,486,818, which are available to reduce future required distributions of net capital gains to shareholders. $35,863,445 is available through 2013; $13,004,169 is available through 2014; $7,109,158 is available through 2015; $4,484,299 is available through 2016; and $12,025,747 is available through 2018.

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended April 30, 2010, the Fund deferred capital losses of $18,645,905.

At April 30, 2010, the components of accumulated earnings/losses on tax basis were as follows:

Accumulated capital loss carryforwards	$(72,486,818)
Post October losses	(18,645,905)
Net unrealized depreciation	(2,083,766)
Total	$(93,216,489)

At April 30, 2010, the difference between book and tax basis unrealized depreciation for the Fund was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments, proceeds from short sales, futures transactions, and the related net unrealized appreciation/depreciation at April 30, 2010:
		Gross	Gross
	Cost	Unrealized	Unrealized	Net Unrealized
	(Proceeds)	Appreciation	Depreciation	Depreciation
Investments	$120,562,795	$144	$(6,707,371)	$(6,707,227)
Short sales	(24,240,011)	701,405	(2,787,844)	(2,086,439)
Futures contracts	—	—	(1,547,135)	(1,547,135)
	$96,322,784	$701,549	$(11,042,350)	$(10,340,801)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended April 30, 2010, the Fund did not incur any income tax, interest, or penalties. As

Comstock Capital Value Fund
Notes to Financial Statements (Continued)

of April 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended April 30, 2008 through April 30, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $5,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class R Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities for the year ended April 30, 2010, other than short-term securities and U.S. Government obligations, aggregated $1,162,973 and $988,690, respectively.

6.Transactions with Affiliates. During the the year ended April 30, 2010, Gabelli & Co. informed the Fund that it retained $184,508 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the the year ended April 30, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Capital Stock Transactions. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares. Class B Shares are not currently available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO Funds. In addition, only the holders of Class AAA, Class A, Class B, and Class C Shares have voting rights with respect to matters pertaining to the Class AAA, Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A Shares are subject to a maximum front-end sales charge of 5.75% imposed at the time of purchase and in certain cases, contingent deferred sales charges (“CDSC”). Class B Shares are subject to a CDSC upon redemption within six years of purchase and automatically convert to Class A Shares approximately six years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 4% of the

Comstock Capital Value Fund
Notes to Financial Statements (Continued)

lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class R Shares are available only to certain institutional investors and certain benefit or retirement plans. Class AAA Shares were first offered on December 8, 2008.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the the years ended April 30, 2010 and April 30, 2009 amounted to $1,319 and $1,463, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:
	Year Ended	Year Ended
	April 30, 2010	April 30, 2009*
Class AAA
Shares sold	340,784	178,591
Shares issued upon reinvestment of distributions	—	10
Shares redeemed	(54,023)	(1,065)
Net increase	286,761	177,536

Class A
Shares sold	65,286,424	26,270,157
Shares issued upon reinvestment of distributions	—	24,072
Shares redeemed	(36,911,687)	(21,165,361)
Net increase	28,374,737	5,128,868

Class B
Shares sold	11,050	25,363
Shares redeemed	(73,496)	(327,622)
Net decrease	(62,446)	(302,259)

Class C
Shares sold	8,236,963	4,925,411
Shares redeemed	(5,099,702)	(5,090,253)
Net increase/(decrease)	3,137,261	(164,842)

Class R
Shares sold	151,235	56,223
Shares issued upon reinvestment of distributions	—	101
Shares redeemed	(56,183)	(18,604)
Net increase	95,052	37,720

* For Class AAA Shares, from the commencement of offering these shares on December 8, 2008.

Comstock Capital Value Fund
Notes to Financial Statements (Continued)

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Comstock Capital Value Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Comstock Capital Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Comstock Capital Value Fund (the “Fund”), as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Comstock Capital Value Fund at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
June 24, 2010

Comstock Capital Value Fund
Additional Fund Information (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Company’s Statement of Additional Information includes additional information about the Comstock Funds, Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Comstock Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Director	During Past Five Years	Held by Director[5]

INTERESTED DIRECTORS[3]:

Charles L. Minter Director and Portfolio Manager Age: 68	Since 1987	1	Portfolio Manager, Gabelli Funds, LLC since 2000; Prior to May 2000, Director, Chairman of the Board and Chief Executive Officer of Comstock Partners, Inc.	—

Henry G. Van der Eb, CFA[4] Chairman of the Board Age: 65	Since 2000	2	Senior Vice President of GAMCO Investors, Inc.; Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc.; President and CEO of GAMCO Mathers Fund	—

INDEPENDENT DIRECTORS[6]:

M. Bruce Adelberg	Since 1995	1	Consultant, MBA Research Group	—
Director
Age: 73

Anthony S. Colavita	Since 2000	36	Attorney, Anthony S. Colavita, P.C.	—
Director
Age: 48

Vincent D. Enright Director Age: 66	Since 2000	16	Former Senior Vice President and Chief Financial Officer of KeySpan Energy Corporation (public utility) (1994 - 1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Anthony R. Pustorino Director Age: 84	Since 2000	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Werner J. Roeder, MD	Since 2000	22	Medical Director of Lawrence Hospital and	—
Director			practicing private physician
Age: 69

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert Executive Vice President and Secretary Age: 58	Since 2000
Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. President of Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), 1998 through 2008; Chairman of Teton Advisors, Inc. from 2008 through 2010; Director of Teton Advisors, Inc. since 1998; Senior Vice President of GAMCO Investors, Inc. since 2008

Carolyn Matlin	Since 1987	Vice President of Gabelli Funds, LLC since 2000
Vice President
Age: 53

Comstock Capital Value Fund
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS (continued):

Agnes Mullady Treasurer Age: 51	Since 2006
Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004; Effective March 27, 2010, she is on a leave of absence for a limited period of time.

Joseph H. Egan Acting Treasurer	Since 2010	Chief Financial Officer of Gabelli Funds, LLC; Assistant Treasurer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc.; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Martin Weiner President and Portfolio Manager Age: 76	Since 1995	Portfolio Manager of Gabelli Funds, LLC; President and Portfolio Manager of the Comstock Capital Value Fund

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]
Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]
“Interested person” of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Company’s investment adviser.

[4]	Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.
[5]
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons, as defined in the 1940 Act, are considered “Independent” Directors

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.

What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•
Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Comstock Capital Value Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

Board of Directors
M. Bruce Adelberg	Anthony R. Pustorino
Consultant	Certified Public Accountant,
MBA Research Group	Professor Emeritus
Pace University
Anthony S. Colavita
Attorney	Werner J. Roeder, MD
Anthony S. Colavita, P.C.	Medical Director
Lawrence Hospital
Vincent D. Enright
Former Senior Vice President	Henry G. Van der Eb, CFA
and Chief Financial Officer	Senior Vice President
KeySpan Corp.	GAMCO Investors, Inc.

Charles L. Minter
Former Chairman and
Chief Executive Officer
Comstock Partners, Inc.
Officers and Portfolio Managers
Bruce N. Alpert	Martin Weiner, CFA
Executive Vice President	Portfolio Manager
and Secretary	and President

Peter D. Goldstein	Charles L. Minter
Chief Compliance Officer	Portfolio Manager
and Director
Carolyn Matlin
Vice President	Agnes Mullady
Treasurer

Distributor
Gabelli & Company, Inc.
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP

This report is submitted for the general information of the shareholders of the Comstock Capital Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABCOMAR10SR

Item 2.	Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,900 for 2010 and $37,600 for 2009.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2009.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,200 for 2010 and $0 for 2009.  Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2009.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures.  The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers).  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,200 for 2010 and $0 for 2009.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                                      Comstock Funds, Inc.
By (Signature and Title)*                                                      /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date  7/2/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                                                      /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date  7/2/10

By (Signature and Title)*                                                      /s/ Joseph H. Egan
Joseph H. Egan, Principal Financial Officer

Date  7/2/10
* Print the name and title of each signing officer under his or her signature.